OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                    REPORT DATE: 9/9/02
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER             POOL REPORT #1
REMITTANCE REPORT
REPORTING MONTH:  31-Aug-2002                              Page 1 of 6


                     Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------
    Beginning                                                                   Ending        Scheduled                  Scheduled
    Principal        Scheduled      Prepaid      Liquidated   Pre-Funding      Principal        Gross       Servicing    Pass Thru
     Balance         Principal     Principal      Principal                     Balance        Interest        Fee        Interest
------------------------------------------------------------------------------------------------------------------------------------
  170,316,086.20    (118,967.34)  (1,293,524.83)       0.00       0.00      168,903,594.03   1,484,510.41  141,930.07   1,342,580.34
====================================================================================================================================

               Transfer From
                Capitalized       Amount
  Liquidation    Interest      Available for
    Proceeds      Account       Distribution
--------------------------------------------------------------------------------
        0.00    13,706.62        2,910,709.20
================================================================================

                            Prefunding account
--------------------------------------------------------------------------------

  Beginning                   Distribution to    Distribution to      Ending
   Balance     Deposit            Seller       Certificateholders     balance
--------------------------------------------------------------------------------
       0.00  52,137,500.00          0.00             0.00         52,137,500.00
================================================================================





                            Certificate Account
---------------------------------------------------------------------------------------
                       Deposits
  Beginning    -----------------------                         Investment       Ending
   Balance     Principal      Interest       Distributions      Interest        Balance
---------------------------------------------------------------------------------------
       0.00     196,014.43    454,434.52             0.00        9.43     650,458.38
=======================================================================================

           P&I Advances at Distribution Date
--------------------------------------------------------------
Beginning       (Recovered)      Current         Ending
 Balance         (Advances)      Advances        Balance
--------------------------------------------------------------

        0.00           0.00            0.00            0.00
==============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                   REPORT DATE: 9/9/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER            POOL REPORT #1
REMITTANCE REPORT                                         Page 2 of 6
REPORTING MONTH: 31-Aug-2002


Class B Crossover Test                                           Test Met?
--------------------------------------------------------------   --------

(a) Distribution date on or after March 2007                          N

(b) Average 60 day Delinquency rate
less than or equal to                  7.0%                       #DIV/0!

(c) Cumulative losses do not exceed the following percent of the initial principal balance of all Certificates

               Distribution Date
               -----------------
     Mar 2006 - Aug 2008             8.50%                          NA
     Sep 2008 - Aug 2009             9.75%                          NA
     Sep 2009 - Feb 2012            12.75%                          NA
     Mar 2012 and thereafter        14.50%                          NA

(d) Current realized loss ratio
less than or equal to                4.00%                           Y
SS
(e) Does subordinated cert. percentage equal or
    exceed                         62.700%
    of stated scheduled pool balance

     Beginning M balances              38,373,000.00
     Beginning B balances              21,133,000.00
     Overcollateralization             13,903,586.20
                                     ---------------
                                       73,409,586.20
     Divided by beginning pool
     balance                          222,453,586.20
                                     ---------------
                                             33.000%
                                     ===============                  N





Average 60 day delinquency ratio:
                          Over 60s       Pool Balance       %
                       ----------------------------------------
Current Mo                      0.00      168,903,594.03   0.00%
1st Preceding Mo                0.00                0.00   #DIV/0!
2nd Preceding Mo                0.00                0.00   #DIV/0!
                                              Divided by    3
                                                           -----
                                                           #DIV/0!
                                                           =====



Cumulative loss ratio:
           Cumulative losses                        0.00
                                          --------------
Divided by Initial Certificate Principal  222,453,586.20  0.000%
                                                          ======


Current realized loss ratio:
                    Liquidation     Pool
                      Losses       Balance
                   -----------------------------
Current Mo               0.00    170,316,086.20
1st Preceding Mo         0.00              0.00
2nd Preceding Mo         0.00              0.00
                   -----------------------------
                         0.00     56,772,028.73
                                                         0.000%
                                                         =====

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                  REPORT DATE: 9/9/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER           POOL REPORT #1
REMITTANCE REPORT                                        Page 3 of 6
REPORTING MONTH: 31-Aug-2002



                            Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------
                                                 31 to 59 days        60 to 89 days      90 days and Over      Total Delinq.
                                               ----------------    ----------------     ----------------     ---------------
                  No. of      Principal               Principal           Principal            Principal           Principal
                   Loans       Balance         #       Balance      #      Balance       #      Balance       #     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Excluding Repos    3,075    168,903,594.03      5     150,541.96    0            0.00     0           0.00     5      150,541.96
          Repos        0              0.00      0           0.00    0            0.00     0           0.00     0            0.00
                            -------------------------------------------------------------------------------------------------------
          Total    3,075    168,903,594.03      5     150,541.96    0            0.00     0           0.00     5      150,541.96
                            =======================================================================================================
                                                                                                             0.2%           0.09%
                                                                                                           ========================

                                                   Repossession Analysis
                    --------------------------------------------------------------------------------------
                       Active Repos              Reversal           Current Month
                       Outstanding             (Redemption)             Repos            Cumulative Repos
                    --------------------     ------------------    -----------------    ------------------
                              Principal               Principal           Principal            Principal
                     #         Balance         #       Balance      #      Balance       #      Balance
                    --------------------------------------------------------------------------------------
                      0             0.00       0            0.00    0          0.00      0           0.00



OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                    REPORT DATE: 9/9/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER             POOL REPORT #1
REMITTANCE REPORT
REPORTING MONTH: 31-Aug-2002                               Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                            Liquidated                                                         Net
Account    Customer          Principal     Sales        Insur.     Total    Repossession   Liquidation   Unrecov.  FHA Insurance
Number       Name             Balance     Proceeds     Refunds    Proceeds     Expenses      Proceeds    Advances    Coverage
---------------------------------------------------------------------------------------------------------------------------------
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00
                                                                       0.00                      0.00

                                Net       Current
Account    Customer          Pass Thru   Period Net     Cumulative
Number       Name            Proceeds    Gain/(Loss)    Gain/(Loss)
-------------------------------------------------------------------
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                    REPORT DATE: 9/9/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER             POOL REPORT #1
REMITTANCE REPORT
REPORTING MONTH: 31-Aug-2002                               Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                            Liquidated                                                         Net
Account    Customer          Principal     Sales        Insur.     Total    Repossession   Liquidation   Unrecov.  FHA Insurance
Number       Name             Balance     Proceeds     Refunds    Proceeds     Expenses      Proceeds    Advances    Coverage
---------------------------------------------------------------------------------------------------------------------------------
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                                                                    0.00                       0.00
                            -----------------------------------------------------------------------------------------------------
                                     -        0.00       0.00       0.00           0.00        0.00          0.00         0.00
                            =====================================================================================================



                               Net       Current
Account    Customer          Pass Thru   Period Net     Cumulative
Number       Name            Proceeds    Gain/(Loss)    Gain/(Loss)
-------------------------------------------------------------------
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
                                  0.00         0.00
-------------------------------------------------------------------
                                  0.00         0.00          0.00
===================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER             REPORT DATE: 9/9/2002
REMITTANCE REPORT                                          POOL REPORT #1

REPORTING MONTH: 31-Aug-2002                               Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS


                                                             Beginning       Beginning
Senior                              Original Certificate    Certificate   Principal Shortfall  Current Principal         Current
Certificates                              Balance             Balance        Carry-Over              Due              Principal Paid
                                    ------------------------------------------------------------------------------------------------
A-1                                     149,044,000.00     149,044,000.00                        1,412,492.17           1,412,492.17
                                                                        -                                                          -
                                                                        -                                                          -
                                                                        -                                                          -
                                    ------------------------------------------------------------------------------------------------
Total Certificate Principal Balance    149,044,000.00      149,044,000.00           -            1,412,492.17           1,412,492.17
                                    ================================================================================================


                                                                     Accelerated
                                    Ending Principal                   Principal       Ending                      Principal Paid
Senior                              Shortfall Carry-                 Distribution    Certificate                     Per $1,000
Certificates                              Over                          Amount         Balance     Pool Factor      Denomination
                                    ----------------                ----------------------------------------------------------------
A-1                                                                        0.00     147,631,507.83   0.99                9.48



                                    ----------------                ------------------------------
Total Certificate Principal Balance             -                         0.00      147,631,507.83
                                    ===============                 =============================



                                                             Beginning       Beginning
Subordinate                           Original Certificate  Certificate   Principal Shortfall  Current Principal       Current
Certificates                                Balance           Balance        Carry-Over              Due            Principal Paid
                                    ------------------------------------------------------------------------------------------------
M-1                                     22,245,000.00      22,245,000.00           -                        -                      -
M-1 Outstanding Writedown                                              -
M-2                                     16,128,000.00      16,128,000.00           -                        -                      -
M-2 Outstanding Writedown                                              -
B-1                                      7,230,000.00       7,230,000.00           -                        -                      -
B-1 Outstanding Writedown                                              -
B-2                                     13,903,000.00      13,903,000.00           -                        -                      -
B-2 Outstanding Writedown                                              -
Excess Asset Principal Balance          13,903,586.20      13,903,586.20
                                    ------------------------------------------------------------------------------------------------
Total Excluding Writedown Balances      73,409,586.20      73,409,586.20           -                        -                      -
                                    ================================================================================================
All Certificates Excluding
        Writedown Balances             222,453,586.20     222,453,586.20           -             1,412,492.17           1,412,492.17
                                    ================================================================================================


                                                                     Accelerated
                                   Ending Principal    Current         Principal       Ending                      Principal Paid
Subordinate                        Shortfall Carry-   Writedown/     Distribution    Certificate                     Per $1,000
Certificates                             Over         (Writeup)         Amount         Balance     Pool Factor      Denomination
                                   ---------------------------------------------------------------
M-1                                             -           -                    22,245,000.00      1.00                -
M-1 Outstanding Writedown                                                                   -
M-2                                             -           -                    16,128,000.00      1.00                -
M-2 Outstanding Writedown                                                                   -
B-1                                             -           -                     7,230,000.00      1.00                -
B-1 Outstanding Writedown                                                                   -
B-2                                             -           -                    13,903,000.00      1.00                -
B-2 Outstanding Writedown                                                                   -
Excess Asset Principal Balance                                          (0.00)   13,903,586.20
                                   ---------------------------------------------------------------
Total Excluding Writedown Balances              -           -           (0.00)   73,409,586.20
                                   ==============================================================
All Certificates Excluding                      -           -               -   221,041,094.03
        Writedown Balances
                                   ==============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER             REPORT DATE: 9/9/2002
REMITTANCE REPORT                                          POOL REPORT #1

REPORTING MONTH: 31-Aug-2002                               Page 5 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                      Interest
                             Beginning                               Ending                           Paid Per
Senior                       Carryover    Interest      Interest    Carryover                          $1,000      Total Class
Certificates         Coupon   Balance      Accrued        Paid       Balance                         Denomination  Distribution
                   ----------------------------------------------------------                        -----------------------------
A-1                    5.41%         -   671,940.03    671,940.03       -                                 4.51    2,084,432.20
                                     -            -             -       -                              #DIV/0!               -
                                     -            -             -       -                              #DIV/0!               -
                                     -            -             -       -                              #DIV/0!               -
A-I0                   6.00%         -   278,000.00    278,000.00       -                                           278,000.00
                   --------------------------------------------------------                                      -----------------
Total                                -   949,940.03     949,940.3       -                                        22,362,432.20
                   ========================================================                                      =================


                                                                                                       Interest
                             Beginning                                     Ending                      Paid Per
Subordinate                  Carryover    Interest      Interest          Carryover                     $1,000          Total Class
Certificates         Coupon   Balance      Accrued        Paid             Balance                   Denomination      Distribution
                   ----------------------------------------------------------------                  -------------------------------
M-1                   6.89%          -    127,723.38    127,723.38              -                          5.74        127,723.38
Writedown interest                   -             -             -              -

M-2                   8.18%          -    109,939.20    109,939.20              -                          6.82        109,939.20
Writedown interest                   -             -             -              -
Certificateholders
 Interest Carryover
 Amount                              -             -             -              -
B-1                   8.50%          -     51,212.50     51,212.50              -                          7.08         51,212.50
Writedown interest                   -             -             -              -
Certificateholders
 Interest Carryover
 Amount                              -             -             -              -
B-2                   9.49%          -    106,371.27    106,371.27              -                          7.91        109,949.56
Writedown interest                   -             -             -             -
Certificateholders
 Interest Carryover
 Amount                              -      3,578.29      3,578.29              -
X                                    -    128,223.45             -     128,223.45                                                -
R                                    -             -             -              -                                                -
Service fee           1.00%          -    141,930.07    141,930.07              -                                       141,930.07
Current trustee
 fees                                       7,522.29      7,522.29              -                                         7,522.29
                            -----------------------------------------------------                    -------------------------------
Total                                -    676,500.45    548,277.00     128,223.45                                       548,277.00
                            =====================================================                    ===============================
All Certificates                     -  1,626,440.48  1,498,217.03     128,223.45                                     2,910,709.20
                            =====================================================                    ===============================
                                                                                  Cumulative X Interest Carryover       128,233.45
                                                                                  Cumulative Accelerated Prin. Disb.             -
                                                                                                                     ---------------
                                                                                  Cumulative Losses                     128,223.45
                                                                                                                     ===============